Legg Mason Partners Premium Money Market Trust

March 16, 2007
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
Re:	Transfer Agency and Services Agreement
Ladies and Gentlemen:
      Reference is made to the Transfer Agency and Services
Agreement (the Agreement), dated as of January 1, 2006, by and among Boston Financial Data Services, Inc., a
Massachusetts corporation, and each management investment company identified as an Old Fund on Exhibit A hereto
(each, a Fund and, collectively, the Funds) on behalf of each of its series identified as Old Portfolios on Exhibit A hereto (each, a Portfolio and, collectively, the Portfolios).
      In connection with a restructuring of the complex of which the Funds and Portfolios are a part, as of the close of business on April 13, 2007 (the Closing Date), the
Funds and Portfolios will be reorganized as set forth on Exhibit A hereto.
      On the Closing Date, (i) each management investment company identified as a New Fund shall become a Fund party to the Agreement on behalf of each of its series identified on Exhibit A as a New Portfolio and shall assume all of the rights and obligations under the Agreement of the corresponding Old Fund with respect to each applicable Old Portfolio (ii) each Old Fund shall cease to be a party to the Agreement and shall have no rights or obligations thereunder, (iii) each such New
Portfolio shall be deemed a Portfolio within the meaning of the Agreement, and (iv) each Old Portfolio shall cease be deemed to be a Portfolio under the Agreement.
      Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreement.

[signature page to follow]


Please sign below to evidence your consent and
agreement to the above.
EACH MANAGEMENT INVESTMENT COMPANY
IDENTIFIED ON EXHIBIT A HERETO AS
AN OLD FUND
OR A NEW FUND
By:
Name:
Title:

Consented and Agreed to:

BOSTON FINANCIAL DATA SERVICES, INC.

By:
Name:
Title:



Exhibit A


Old Fund
Old Portfolio
New Fund
New Portfolio




Legg Mason
Partners
Investment Trust
(f/k/a Smith
Barney Investment
Trust)
Legg Mason
Partners S&P 500
Index Fund (f/k/a
Smith Barney S&P
500 Index Fund)
Legg Mason
Partners Equity
Trust
Legg Mason
Partners S&P
500 Index Fund
CitiFunds Trust
III

Citi Cash
Reserves (Co-
Transfer Agent)
Legg Mason
Partners Money
Market Trust
Citi Cash
Reserves (Co-
Transfer Agent)

Citi US Treasury
Reserves (Co-
Transfer Agent)
Legg Mason
Partners Money
Market Trust
Citi U.S.
Treasury
Reserve (Co-
Transfer Agent)

Citi California
Tax Free Reserves
(Co-Transfer
Agent)
Legg Mason
Partners Money
Market Trust
Citi California
Tax Free
Reserves (Co-
Transfer Agent)

Citi Connecticut
Tax Free Reserves
(Co-Transfer
Agent)
(includes Smith
Barney
Connecticut Money
Market Portfolio
- Class A and
Class Y shares)
Legg Mason
Partners Money
Market Trust
Citi
Connecticut Tax
Free Reserves
(Co-Transfer
Agent)
(includes
Western Asset
Connecticut
Money Market -
Class A and
Class I shares)

Citi New York Tax
Free Reserves
(Co-Transfer
Agent)
Legg Mason
Partners Money
Market Trust
Citi New York
Tax Free
Reserves (Co-
Transfer Agent)

Citi Tax Free
Reserves (Co-
Transfer Agent)
Legg Mason
Partners Money
Market Trust
Citi Tax Free
Reserves (Co-
Transfer Agent)
CitiFunds
Institutional
Trust

Citi
Institutional
Liquid Reserves
(Co-Transfer
Agent)
Legg Mason
Partners
Institutional
Trust
Citi
Institutional
Liquid Reserves
(Co-Transfer
Agent)

Citi
Institutional
Cash Reserves
(Co-Transfer
Agent)
Legg Mason
Partners
Institutional
Trust
Citi
Institutional
Cash Reserves
(Co-Transfer
Agent)

Citi
Institutional
U.S. Treasury
Reserves (Co-
Transfer Agent)
Legg Mason
Partners
Institutional
Trust
Citi
Institutional
U.S. Treasury
Reserves (Co-
Transfer Agent)

Citi
Institutional Tax
Free Reserves
(Co-Transfer
Agent)
Legg Mason
Partners
Institutional
Trust
Citi
Institutional
Tax Free
Reserves (Co-
Transfer Agent)

Citi
Institutional
Enhanced Income
Fund (Co-Transfer
Agent)
Legg Mason
Partners
Institutional
Trust
Citi
Institutional
Enhanced Income
Fund (Co-
Transfer Agent)
CitiFunds Premium
Trust

Citi Premium
Liquid Reserves
Legg Mason
Partners Premium
Money Market
Trust
Citi Premium
Liquid Reserves

Citi Premium U.S.
Treasury Reserves
Legg Mason
Partners Premium
Money Market
Trust
Citi Premium
U.S. Treasury
Reserves


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BUSDOCS/1631962.3
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BUSDOCS/1631962.3

BUSDOCS/1631962.3